UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 4, 2009

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-00652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Registrant issued a press release on August 4, 2009, discussing its results for the quarter ended June 30, 2009. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

Item 8.01.	Other Events.

On August 4, 2009, the Registrant issued a press release announcing quarterly dividends for the Registrant’s common stock and preferred stock. The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

99.1	Press release dated August 4, 2009, announcing quarterly dividends.*

99.2	Press release dated August 4, 2009, announcing results for the quarter ended June 30, 2009.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	August 4, 2009	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, Secretary, and Chief Compliance Officer

Exhibit Index

Exhibit Number	Document

99.1	Press release dated August 4, 2009, announcing quarterly dividends.*

99.2	Press release dated August 4, 2009, announcing results for the quarter ended June 30, 2009.*

*	Filed Herewith